EXHIBIT 10 (a)  Corporate Lease

                               LEASE

                               BETWEEN

                             RICK JESKY

                            ("LANDLORD")

                                AND

                           OLERAMMA, INC.

                             ("TENANT")

                               LEASE

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This lease agreement is made and entered into this lst day of March, 1999, by and between, Rick Jesky, ("Landlord") and Oleramma, Inc., a Nevada Corporation, ("Tenant"), which Rick Jesky (the Landlord) is the Corporation's President and CEO.

WITNESSETH:

FOR VALUE RECEIVED, it is hereby agreed as follows:

ARTICLE I - DEMISED PREMISES

1.1 The Landlord, by these presents does hereby lease and rent unto the said Tenant and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear the following described property: a separate building (approximately 1,000 square feet in size), to conduct agriculture research space and land (approximately 40,000 square feet), which was used by a former agricultural nursery, to conduct additional agricultural research hereinafter called "Demised Premises." This rental does not include another building which is located on this property which is approximately 2,400 square feet in size. Said Demised Premises are located on the corner of Signal Butte Road and Grove Street in Apache Junction, AZ, State of Arizona.

ARTICLE 2 - RENTAL

2.1 Minimum Guaranteed Rental. Beginning with the "Commencement Date" as defined in Article 3, and throughout the term hereof. Tenant agrees to pay to Landlord, or its agents, at the address first above written, or at any other place designated by Landlord, without offset, notice or deduction, a monthly rental payment of one thousand ($1,000.00) per month for the duration of this Lease. This monthly rental payment represents a fair market value for the rental of the Demised Premises.

Said monthly installments are hereinafter referred to as "Minimum Guaranteed Rental."


ARTICLE 3 - TERM

3.1 The term of this Lease shall be for two (2) years, commencing on March 1, 1999 and terminating on February 28, 2001. Rent commencement date is March 1, 1999.

3.2 Option Period. Provided the Lease is not in default. Tenant shall have the option to extend the term for an additional two (2) years. The rental rate for the Option shall be as follows:

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ARTICLE 4 - SECURITY DEPOSIT

4.1 This Lease does not require any Security Deposit, provided that the Tenant is in good standing with all of the other provisions of this Lease.
If the Tenant fails in any of their responsibilities outlined in this Lease, the Landlord can demand a Security Deposit of Three Thousand ($3,000.00) Dollars, which shall be returned to Tenant without interest within ten (l0) days after the expiration of term of this Lease (not with standing this Lease may be sooner terminated), provided, however that Tenant has fully and faithfully carried out all off the terms, covenants and conditions on its part to be performed. If a Security is made, the Landlord shall have the right to apply any part of said Security Deposit to cure any default of Tenant and if Landlord does so, Tenant shall, upon demand, deposit with Landlord the amount so applied so that Landlord shall have the full Security Deposit on hand at all times during the term of this Lease. Tenants failure to make such deposit within five (5) days after demand, Landlord shall at the option of Landlord constitute a breach of this Lease.

4.2 In the event of bankruptcy or other debt-creditor proceedings against, any Security Deposit shall be deemed to be applied first to the payment of Minimum Guaranteed Rental and other charges due Landlord by Tenant for all periods prior to the filing of such proceedings.

4.3 In the event Tenant subleases, assigns or otherwise transfers its interest in this Lease, as more fully set forth in Article 17 of this Lease, Landlord may demand and Tenant shall be obligated to pay upon such demand, a sum equal to the then current Minimum Guaranteed Rental, as additional Security Deposit to be held by Landlord for the balance of the term of this Lease.

ARTICLE  5 - REAL ESTATE TAXES

5.1 Landlord shall be responsible for all real estate taxes, the Tenant's proportion of the real estate taxes are included in the Minimum Guaranteed
Rental of the Demised Premises.   This proportion  is based upon the ratio
of square feet of the Demised Premises compared to the total square feet of leasable space in the Demised Premises. Tenant shall pay all assessments and all taxes levied on its own personal property. Additionally, Tenant shall pay its proportionate share of the cost of any appeals made by Landlord of the real property assessment based upon the same billing ratio as the real estate taxes. Tenant shall further pay any tax that may be levied or assessed upon the rent reserved hereunder by any government authority acting under any present or future laws as a substitute in whole or in part for any real estate taxes.

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SECTION 6 - PROPERTY INSURANCE

6.1 Landlord shall maintain during the term of this Lease, insurance policy or policies covering, without limitation, public liability, personal and bodily injury and property damage liability coverage, fire and extended coverage, vandalism and malicious mischief and all broad form coverage's, rent loss insurance, sign insurance and any other insurance that may be carried by Landlord covering the common areas and the Demised Premises in all limits and deductibles selected by Landlord. Tenant's Minimum Guaranteed Rent includes its proportional share of the property insurance.

ARTICLE 7 - DEMISED PREMISES'S OPERATING COSTS

7.1 The term "common areas" means all areas and the facilities outside the Demised Premises and within the exterior boundaries of the Demised Premises as may be modified from time to time that are provided and designated by Landlord from time to time for the general use and convenience of Tenant and of other terms of the Demised Premises and their respective authorized representatives and invitees. Common areas include, without limitation, walkways, landscaped areas, sidewalks, storage areas, loading areas, parking areas, roads, canopies and public restrooms. The common areas provided by Landlord shall at all times by subject to the exclusive control and man ageement of Landlord. Landlord shall have the right to establish, modify and enforce uniform, nondiscriminatory rules and regulations with respect to the common areas hereinbefore mentioned, and Tenant agrees at all times to abide by and conform to such rules and regulations.

7.2 All common areas and facilities not within the Demised Premises which Tenant may be permitted to use and occupy are to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such are as be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of Minimum Guaranteed Rental, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

7.3 Tenant Guaranteed Minimum Rental includes, its prorata share of the costs of maintaining, managing, operating and repairing the Demised Premises and the common areas. Tenant's prorata share is included in its Guaranteed Minimum Rental. This was determined in determining that portion of the whole which the rentable square feet area of the Demised Premises bears to the total square feet of leasable space in the Demised Premises.

7.4 The "Demised Premises' Operating Costs" shall be the total costs and expense incurred by Landlord in operating, managing, maintaining and repairing the Demised

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Premises and the common areas including, without limitation: repairs to curbs, sidewalks, gutters, drywells, perimeter and trash container walls and pavements; sealing, renovating, repairing, maintaining or replacing roofs on the canopies and other common area structures: purchase, construction and maintenance of trash receptacles, seating and furnishings; utilities; removal of rubbish and debris; regulation of traffic: costs and expenses incurred in renting and the depreciation on a straight line basis over a reasonable useful life thereof or any owned equipment and machinery used in the operation with such equipment; costs and expenses of planting, replanting, maintaining and replacing systems(s) including water charges; sprinkler repair, replacement and maintenance costs; public liability and property damage insurance and pest control plus an amount for the administration, management, operation and overseeing of the Demised Premises and the common areas of the Demised Premises whether said services are provided by Landlord or by a third party property management agent.

ARTICLE  8 - HOLDING OVER

8.1  If Tenant, with Landlord's consent, remains in possession of the
Demised Premises after the expiration of the term hereof, it shall be
considered a month-to-month tenant.   During any such month-to-month
tenancy, Tenant shall pay to Landlord one hundred fifty (150%) percent of the Minimum Guaranteed Rental paid during the last month of the Lease term plus any forms of additional rent including Percentage Rental, if required by said Lease. All other provisions of this Lease except those pertaining to term and option to extend shall apply during the month-to-month tenancy.

ARTICLE  9  - LATE CHARGE.

9.1 In the event Tenant is late in the payment of Minimum Guaranteed Rental or other sums of money required to be paid under this Lease, Tenant agrees to pay Landlord a late charge equal to the greater of One Hundred ($100.00) Dollars or ten (10) cents each dollar of each payment five (5) days or more in arrears. Said late charge shall be to cover extra expenses incurred by Landlord in handling delinquent payments. In addition to the late charge referred to above, any and all payments in arrears for more than fifteen
(15) days shall bear interest, from the due date, payable as additional rent to Landlord at the interest rate of eighteen (18%) percent per annum. The provisions of this Article are cumulative and shall in no way remove the other remedies available to Landlord in the event of Tenant's default as provided under this Lease. Landlord shall have the right to require that Tenant pay any sums due hereunder in the form of Cashiers Check or Money Order should any payments made by Tenant to Landlord be returned to Landlord for any reason. Tenant shall pay to Landlord a charge of $100.00 for each dishonored check from Tenant returned by Landlord.

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ARTICLE 10 - LANDLORD'S RIGHT TO CURE

10.1 In the event of breach, default, or noncompliance hereunder by Landlord, Tenant shall, before exercising any right or remedy available to it, give Landlord written notice of the claimed breach, or noncompliance. If prior to its giving such notice Tenant has been notified in writing by way of Notice of Assignment of Rents and Leases, or otherwise to the address of a lender which has furnished financing that is secured by a mortgage or deed of Trust on the Demised Premises concurrently with giving the aforesaid notice to Landlord, Tenant shall, by Certified Mail, transmit a copy thereof to such lender. For the thirty (30) days following such notice (or such longer period of time as may be reasonably required to cure a matter which, due to its nature, cannot reasonable be remedied within thirty (30) days), Landlord shall have the right to cure the breach, default or noncompliance involved. If Landlord has failed to cure a Default within said period, any such lender shall have an additional thirty (30) days within which to cure the same or, if such default cannot be cured within that period, such additional time as may be necessary if within such thirty (30) day period said lender has commenced and is diligently pursuing the actions or remedies necessary to cure the breach, Default or noncompliance involved (including, but not limited to, commencement and prosecution of proceedings to foreclose or otherwise exercise its rights under its mortgage or other security instrument if necessary to effect such cure, in which event this Lease shall not be terminated by Tenant so long as such actions or remedies are being diligently pursued by said lender.)

10.2 Anything in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the Demised Premises and subject to prior rights of any mortgagee of the Demised Premises or any part there of, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any terms, covenants, and conditions of this Lease to be observed and/or performed by Landlord, and no other assets of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

ARTICLE 11 - FIXTURES

11.1 All fixtures installed by Tenant shall be new of completely reconditioned. Tenant shall not make or cause to be made any alternations, additions or improvements, or install or cause to be installed any fixtures, shades or awnings, or make any changes to the Demised Premises without first obtaining Landlord's written approval. Tenant shall present to the Landlord two (2) sets of plans and specifications for such work at the time approval is sought.

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11. 2  All alterations, decorations, additions or improvements made by
Tenant, or made by the Landlord on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the term of the Lease or any extension or renewal thereof. Any alterations, decorations, additions and improvements shall not bed removed from the Demised Premises without Landlord's written consent.

11.3 If after default in payment of Minimum Guaranteed Rental or any other charges provided for in this Lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures, signs, or other property prior to such said default, removal, expiration of Lease, or fixtures, signs and property shall be deemed abandoned by Tenant and shall become the property of the Landlord, or Landlord, at Landlord's option, may notify Tenant to remove same at Tenant's own cost and expense, and upon the failure of Tenant to do so, Landlord may, in addition to any other remedies available to is, remove said property, as the duly authorized agent of Tenant, at Tenant's expense and place the property in a public storage facility at the expense of Tenant or deliver the property to Tenant.

ARTICLE 12 - ALTERATIONS

12.1 Landlord shall construct the Demised Premises in compliance with all governmental building regulations.

12.2 Tenant may, at its own expense, make such alterations and improvements to the Demised Premises and install interior partitions as it may require, provided that the written approval of the Landlord is first obtained and that such improvements and alterations are done in a workmanlike manner in keeping with all building codes and regulations and in no way harm the structure of the Demised Premises, provided that at the expiration of the Lease or any extension thereof, Tenant, at its expense, restores the within Demised Premises to its original condition and repairs any damage to the Demised Premises, resulting from the installation or removal of such partitions, fixtures, or equipment as may have been installed by Tenant is requested to do so by Landlord.

12.3 The Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and no mechanic's or other lien for any such labor or materials shall attach to or effect the reversion or other estate or interest of the Landlord in and to the Demised Premises. Whenever any mechanic's lien shall have been filed against the Demised Premises, based upon any act or interest of the Tenant or of anyone claiming through the Tenant, or if any security agreement shall have been filed for or effecting any materials, machinery, or fixtures used in the repair, construction, or operation thereof, the Tenant shall immediately take such action by bonding, deposit, or payment as will remove the lien or security agreement.

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12.4  If Tenant has not removed the lien within ten (10) days after noticed to Tenant, Landlord may pay t he amount of such mechanic's lien or security agreement or discharge the same by deposit, and the amount so paid or deposited, shall be deemed additional rent reserved under this Lease, and shall be payable forthwith by Tenant to Landlord with interest at eighteen (18%) percent per annum from the date of payment by Landlord, and with the same remedies to the Landlord, if not paid, as in the case of default in the payment of Mini9mum Guaranteed Rental as herein provided.

12.5 Landlord or its representatives shall have the right to go upon and inspect the Demised Premises at all reasonable times and shall have the right to post and keep posted thereon notices of non-responsibility or such other notices which Landlord may deem to be proper for the protection of Landlord's interest in the Demised Premises. Tenant shall, before the commencement of any work which might result in any such lien, give to Landlord written notice of Tenant's intention to do so in sufficient time to enable the positing of such notices.


ARTICLE 13 - MAINTENANCE

13.1 Tenant shall at all times keep the Demised Premises (including maintenance, replacement and repair of exterior entrances, all glass and window moldings, all partitions, doors, fixtures, ceiling tile, lighting, heating and plumbing fixtures, air conditioning system and any appurtenances thereof) in good order, condition and repair (including reasonable periodic painting as determined by Landlord.) Tenant shall maintain the heating and air conditioning equipment serving the Demised Premises including changes thereto as a result of laws concerning chloroflurocarbons. Tenant shall be responsible to repair any and all damage to the Demised Premises or to the building of which the Demised Premises are a part, if the damage was caused by a break-in or burglary or attempted break-pin or burglary of the Demised Premises.

13.2 Should Tenant not maintain the Demised Premises to Landlord's satisfaction, Landlord may notify Tenant in writing of the maintenance item(s) which do not meet Landlord's satisfaction. Tenant shall have ten
(10) days from the date of Landlord's notice to comply with Landlord's notice. Should Tenant not comply within the ten (10) day period, Landlord shall have the right to make the necessary repairs or provide the necessary maintenance to the Demised Premises and Landlord may charged the cost of such repair of maintenance plus a handling fee equal to fifteen (15%) percent of the costs of such repair or maintenance directly to Tenant as additional rent which amount shall be due and payable by Tenant to Landlord within ten
(10) days after the date of Landlord's billing to Tenant.

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ARTICLE 14 -  RESPONSIBILITY TO DEMISED PREMISES

14.1 Landlord agrees to keep in good order and repair the roof, exterior walls (exclusive of all glass and doors which shall be the responsibility of Tenant), water, sewer and fire sprinkler systems, if any, but not the fixtures pertaining to such systems which shall be the responsibility of the Tenant to maintain. Landlord shall also maintain and repair the structural portions of the Demised Premises and the building of which the Demised Premises are a part.

14.2 Tenant shall pay to Landlord, as additional rent, Tenant's prorate share of Landlord's costs of maintaining and repairing the buildings and other portions of the Demised Premises. Landlord shall reasonably determine Tenant's prorate ratio of each expenditure made by Landlord under this Article based upon Landlord's determination of the portion of the Demised Premises which was affect by the expenditure.

14.3 Tenant shall pay its prorata share of these expenses within ten (10) days after Landlord's billing to Tenant. Any payments pursuant hereto shall be in addition to the Minimum Guaranteed Rental specified in Article 2. In lieu of billing Tenant for specific charges, Landlord shall have the right to require Tenant to impound on a monthly basis Landlord's reasonable estimate for Tenant's prorata share of Landlord's expenses incurred for the repairing and maintaining of the buildings and other portions of the Demised Premises described in this Article 16 as provided for in Article 41.

14.4 If Landlord is required to make repairs by reason of the acts or omissions of Tenant, its agents, employees, contractors, its invitees, Landlord may charge the cost of such repair plus a handling fee equal to fifteen (15%) percent of total cost of said repairs directly to Tenant as additional which shall be due and payable by Tenant to Landlord within ten
(10) days after Landlord's billing to Tenant.

14.5 Landlord gives to Tenant exclusive control of the Demised Premises and Landlord shall be under no obligation to inspect said Demised Premises. Tenant shall at once reproduce in writing to Landlord any defective condition known to Tenant which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such detect. Notwithstanding any provision in this Lease to the contrary: Landlord shall not be responsible or liable to Tenant for any injury or damage from acts or omissions of persons occupying the property adjoining the Demised Premises or any part of the building of which the Demised Premises is a part, or for any injury or damage resulting to the Tenant, for its property from bursting, stoppage, or leaking of water, gas, sewer, or steam pipes, or from any structural defect in the roof exterior walls or the like.

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ARTICLE 15 - USE

15.1 The Demised Premises shall continuously be used for agricultural research and no other purpose. Tenant shall do business from the Demised Premises under the trade name of Oleramma. The Demised Premises shall not be used for any illegal purpose nor in any manner to create any nuisance or trespass not in any manner to violate the insurance or increase the rate of insurance on the Demised Premises or the Demised Premises and shall be subject to rights of other tenant's leases.

15.2 Tenant shall operate one hundred (100%) percent of the Demised Premises during the entire term of this Lease with due diligence and efficacy unless prevented from doing so by caused beyond Tenants control.

15.3 Tenant will not use or occupy the Demised Premises in violation of the certificate of occupancy issued for the building of which the Demised Premises form a part, and in the event that any governmental authority having jurisdiction thereof shall hereafter consent and/or declare by notice any violation or in any manner whomsoever that the Demised Premises are being used for a purpose which is a violation of such certificate of occupancy, Tenant shall upon five,(5) days written notice from Landlord, immediately discontinue such use of the Demised Premises.

15.4 Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any unethical or unfair methods of business operation, advertising or interior display, if, in the Landlord's opinion, the continued use thereof would impair the reputation of the Demised Premises as a desirable place or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall refrain from or discontinue such activities.

15.5 Tenant shall not perform any acts or carry on any practices which may injure the Demised Premises or the Demised Premises or constitute waste thereof or be a nuisance or menace to other neighbors in the surrounding area.

ARTICLE 16- ASSIGNMENT AND SUBLETTING

16.1 Tenant shall not assign this Lease, or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other person (the employees, officers and servants of Tenant excepted) to occupy or use the Demised Premises, or any portion thereof without first obtaining the written consent the of Landlord. Consent by Landlord to one assignment, subletting, occupation or use by another person or entity shall not be deemed to be consent to any

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subsequent assignment, subletting, occupation or use by another person or entity. Consent to an assignment shall not release file original named Tenant or any Guarantors from liability for the continued performance of the terms and provisions on the part of the Tenant to be kept and performed. Any assignment or subletting without the prior without approval of Landlord shall be void, and shall, at the option of the Landlord, terminate this Lease. Neither this Lease nor any interest therein shall be assignable, as to the interest of the Tenant by operation of law, without the prior written consent of Landlord. In addition to any considerations which Landlord may have relative to approving a proposed assignment of this Lease, the provisions contained in Article 34.5 of this Lease shall prevail.

16.2 Landlord covenants that Landlord shall not unreasonably withhold its consent to any requested assignment or subletting. In the event any of the following are not satisfied in Landlord's sole and absolute discretion, and Landlord chooses to withhold consent to any such requested assignment or subletting, such withholding shall be deemed to be reasonable:

16.3 The intended use of the Demised Premises by such proposed assignee or sublessee:

 (a) shall not violate the Use clause as stated in Article 15.1 of this Lease, or any laws or rights granted to other tenant, occupants or parcel owners of the Demised Premises or those retained by Landlord;

 (b) shall confirm with Landlord's desired "tenant mix" within the Demised Premises;

 (c) shall be in keeping with the quality and character of the Demised Premises and not constitute a nuisance;

 (d) shall not cause an increase in the Demised Premises' Operating Costs;

 (e) The proposed assignee or sublessee shall be of sound financial net worth and have sufficient liquid capital at properly operate the business and that the financial capacity of the assignee or sublessee is not less than the Tenant as of the execution of this Lease or at the time of the proposed assignment or sublease;

 (f) The business skills, experience and reputation of the subtenant or assignee must be well-established enough to ensure Landlord of a successful business operation; and,

 (g) Any other reasonable ground that the Landlord, in its judgment, relies upon.

16.4 If the Tenant is a corporation, an unincorporated association or a partnership, the

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transfer assignment or hypothecation of any stock or interest in such corporation, association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of fifty (50%) percent shall be deemed
an assignment within the meaning and provision of this Article 16.   Tenant
shall have the right without Landlord's consent to assign this Lease or sublet the Demised Premises or any part thereof, to any corporation provided that the resulting entity from such merger or consolidation shall have a net worth not less than Tenants when Tenant entered into this Lease, and provided further that any such assignee shall deliver to Landlord a copy of a document satisfactory to the Landlord by which such assignee agrees to assume and perform all of the terms, conditions and obligations of Tenant under this Lease.

16.5 If on account of or in connection with any assignment, sublease, occupation or use of the Demised Premises by another Tenant receives rent or other consideration in excess of the monetary consideration called for in this Lease, Tenant shall pay the Landlord the excess of such payment of rent or other consideration received by Tenant promptly after Tenant's receipt of any such payment.

16.6 In the event that Landlord shall consent to an assignment, sublease, occupation or use of another hereunder, Tenant shall pay to Landlord Seven Hundred Fifty ($750.00) Dollars, the cost incurred by the Landlord in connection the processing of documents necessary to the granting of such consent and assumption by the transferee of the Lease.

ARTICLE 17 - ESTOPPEL CERTIFICATES

17.1 Within ten days after demand by Landlord, Tenant shall complete, execute, acknowledge and deliver to Landlord or its designee, a Certificate (the "Estoppel Certificate") representing that (i) this Lease is unmodified (or stating the modification); (ii) this Lease is in full force and effect;
(iii) there are no defenses or offsets to the performance of the obligations of the Tenant under this Lease (or stating those claimed by the Tenant):
(iv) the date of which Rents have been paid in advance; {v) the amount and balance of the Security Deposit, if any; (vi) the Landlord is not in default in the performance of any of its obligations under this Lease (or stating those claimed by the Tenant): (vii) the Tenant is not in default in the performance of any of its obligations under this Lease (or stating those obligations which are in default): and (viii) such other information as the Landlord or its designee may require. Any purchaser, lessee, lender or other person or entity to whom an Estoppel Certificate is delivered, shall be entitled to rely upon the contents, regardless of the name of the addressee, if any.

17.2. In the event the Tenant fails to complete, sign, acknowledge or deliver any Estoppel Certificate, within ten days after demand by Landlord:

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(a)  The person or entity on whose behalf the Estoppel Certificate was requested shall be entitled to conclusively presume that: (i) this Lease is unmodified; (ii) this Lease is in full force and effect: (iii) that them are no defenses or offsets to the performance of the obligations of the Tenant under this Lease: (iv) Rents have not been paid more than one month in advance; (v) there is no Security Deposit: (vi) there are no outstanding notices of default by the Landlord in the performance of any of its obligations under this Lease: mid (vii) Landlord is not in default in the performance of any of its obligations under this Lease (and if the Landlord is in default that the Tenant has irrevocably waived its right to require performance of such obligation); and, (b) The Landlord is irrevocably designated the Tenant's attorney in fact, with the power to execute, acknowledge and deliver an Estoppel Certificate in the name of the Tenant.

ARTICLE 18 - QUIET ENJOYMENT

18.1 The Landlord covenants that the Tenant, upon payment of the Minimum Guaranteed Rental and other charges above reserved, upon the due performance of the covenants and agreements herein contained, shall amid may at all times during the term hereby granted peaceably and quietly have, hold and enjoy the Demised Premises for the term of this Lease. However, the Landlord shall have no liability whatsoever to the Tenant for any breach of this covenant occasioned by the acts of omissions of any transferee, succession or assignee of the Landlord.

ARTICLE 19  - TENANT NEGLECT

19.1 If Tenant refuses or neglects to repair the Demised Premises as required to the reasonable satisfaction of the Landlord as soon as reasonably possible after written demand, Landlord may make such repair without liability to Tenant for any loss or damage that may occur to Tenant's merchandise, fixtures or other property or to Tenants business by reason thereof and upon completion thereof Tenant shall pay Landlord's costs for making such repairs plus fifteen (15%) percent for overhead, within ten (10) days after the presentation of bill to Tenant by Landlord as additional rent. Said bill shall include interest at eighteen (18%) percent per annum on said cost from the date of completion of repairs by Landlord.

ARTICIE 20 - UTILITIES

20.1 Landlord, as part of the Minimum Guaranteed Rental shall provide utilities for the Demised Premises, this includes all charges for heat, water, sewer, gas, electricity and/or any other utility used or consumed in
the Demised Premises.   In no event shall Landlord be liable for an
interruption or failure in the supply of any such utilities to the Demised Premises, The Tenant shall use reasonable diligence in the conservation of any utilities supplied to the Demised Premises.

20.2 Tenant agrees to keep the Demised Premises heated and air-conditioned at such levels as may be reasonably required by the Landlord to protect the buildings and prevent dissipation of the heat and air-conditioning in those areas immediately adjoining the Demised Premises.

ARTICLE 21 - INSURANCE

21.1 In addition to the Tenants obligations of this Lease, Tenant shall, from the date the Demised Premises are ready for Tenants occupancy, and throughout the term of this Lease, at Tenant's sole cost and expense, provide and keep in full force and effect insurance on the Tenant's personal property. This would include: the Tenant's trade fixtures, decorations signs, improvements and contents. The Landlord shall provide insurance on the structures located on the Demised Premises, this is the case, since the Tenant will be utilizing the vacant agricultural nursery soil of the Demised Premises.

21.2   All insurance policies shall (i) meet the satisfaction to the Landlord;
(ii) be written as primary policy coverage, not contributing with, or in excess of any coverage carried by Landlord or another; (iii) contain an express waiver of the right of subrogation against the Landlord; (iv) contains a provision that includes the Landlord as an insured, it shall nevertheless be entitled to recover under the policy for any loss suffered as a result of the acts or omissions of the Tenant; and, (v) contains a provision that the insurer shall give the Landlord at least 30 days prior written notice of any termination of lapse of insurance coverage, or material change in the terms of insurance.

21.3 Each party hereto does hereby remise, release and discharge the either party heretofore, and any officer, agent, employee or representative of such party, of and from any liability whomever hereafter arising from loss, damage, or injury caused by any casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried by either party at the time of such loss, damage or injury to the extent of any recovery by either party under such insurance.

ARTICLE 22 - DESTRUCTION

22.1 Tenant shall give prompt notice to Landlord in case of any fire or other damage to the Demised Premises or the building. If the Demised
Premises shall be partially damaged by fire or other casualty insured under the Landlord's insurance policies, then upon Landlord's receipt of the insurance proceeds, Landlord shall, except as otherwise provided herein, promptly repair and restore the same (exclusive of Tenant's trade fixtures, decorations signs, improvements and contents) substantially to the condition thereof immediately prior to such damage or destruction limited, however the extent of the insurance proceeds actually received by Landlord; such repair and restoration to be completed with in one hundred 180) days after the receipt by Landlord of the insurance proceeds: (i) If both the Demised Premises and the Demised
Premises shall be damaged to the extent of twenty five (25%) percent or more of the cost of replacement thereof; (ii) the Demised Premises or the building of which the Demised Premises are a par shall be destroyed or partially damaged as a result of a risk not insured by Landlord; or (iii)
the Demised Promises shall be damaged to the extent to twenty (20%) percent or more of the cost of replacement thereof during the last two (2) years of the Lease term (or any renewal term); or (iv) the building constituting the Demised Premises shall be damaged to the extent of fifty (50%) percent or more of the cost of replacement thereof whether or not the Demised Premises shall be damaged; or (v) if any individual retail space containing 20.000 or more square feet. if any. within the Demised Premises is damaged and such store or stores are not re-opened for business for a period of one hundred eighty
(180) days after such damage or destruction, then or in any such event. Landlord may elect to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Tenant within ninety (90) days after the date of such occurrence, and thereupon this Lease shall cease and terminate with the same force and effect as though the time set forth in the Landlord's said notice were the date herein fixed for the expiration of the Lease term; and Tenant shall vacate and surrender the Demised Premises to Landlord. Upon the termination of this Lease, as addressed, Tenant's liability from the Minimum Guaranteed Rent and other charges reserved hereunder shall cease as of the date of such damage or destruction the Landlord shall make an equitable refund of any Minimum Guaranteed Rental and
other charges paid by Tenant in advance and not earned.   If there is a
destruction, as set forth in subdivision (iii) or (v) of this Article. Tenant shall have a like option to terminate, but under subdivision (iii). Tenant shall give notice thereof before Landlord commences repair or restoration, and in any event such notice shall be given within thirty (30) days after such destruction.

22.2 Unless this Lease is terminated by Landlord or Tenant as aforesaid, this Lease shall remain in full force and effect and the parties waive the provisions of law to the contrary, and Tenant shall repair, restore or replace Tenants trade fixtures, decorations, improvements, signs and contents in the Demised Premises in a rammer and to at least a condition equal to that existing prior to their damage or destruction and the proceeds of all insurance carried by Tenant on said property shall be held by Tenant for the purposes of said repairs, restoration or replacement. If by reason of such fire or other casualty the Demised Premises is rendered wholly untenantable, the Minimum Guaranteed Rental shall be fully abated, or if only partially damaged, such Minimum Guaranteed Rental shall be abated proportionately as to that potion of the Demised Premises rendered untenantable, the Minimum Guaranteed Rental shall be totally abated, or if only partially damaged, such Minimum Guaranteed Rental shall be abated proportionally as to that portion of the Demised Premises rendered untenantable, in either event (unless Landlord shall elect to terminate this Lease, as aforesaid) until fifteen
(15) days after notice by Landlord to

Tenant that the Demised Premises have been substantially repaired or restored or until Tenant's business operations are restored in the entire Demised Premises, whichever shall occur sooner. Tenant shall continue the operation of Tenant's business in the Demised Premises, whichever shall occur sooner. Tenant shall continue the operation of Tenant's business in the Demised Premises or any part thereof not so damaged during any such period to the extent reasonable practicable from the standpoint of prudent business management.

22.3 Tenant shall not be entitled to and hereby waives all claims against Landlord for any compensation or damage for loss or use of the whole or any part of the Demised Premises and/or from any inconvenience or annoyance occasioned by any such damage, destruction, repair or restoration.


23.4 Despite anything contained in this Lease to the contrary, and without limiting the Landlord's right or remedies hereunder Landlord may, without obligation or liability to Tenant, terminate this Lease with thirty (30) days prior written notice to the Tenant and all Minimum Guaranteed Rental and other charges shall be adjusted as of, and Tenant shall vacate and surrender the Demised Premises on, such termination date:

(a) If damage or destruction occurs to the Demised Premises or any part thereof by reason of any cause in respect of which there are no proceeds of insurance available to Landlord, or

(b) If the proceeds of insurance are insufficient to pay Landlord for the costs of rebuilding or making fit for occupancy (including architectural fees) the Demised Premises or any part thereof (including the Demised Premises), or

(c) If any mortgagee or other person or entity entitled to the proceeds of insurance does not consent to the payment to Landlord of such proceeds for such purpose, or

(d) If in the Landlord's opinion any such damage or destruction is caused by any neglect, default, negligence, act or omission of Tenant, or those for whom Tenant is in lawfully responsible, or any other person entering upon the Demised Premises under express or implied invitation of Tenant.

(e) Should Landlord elect to repair, reconstruct or rebuild the Demised Premises the Demised Premises or any parts thereof Landlord may use plans, specifications and working drawings other than those used in the original construction of the Demised Premises or any part thereof.

(f) If all or part of the Demised Premises is destroyed or damaged as set forth in this Article, the Architect designated by Landlord shall determine the extent of such destruction or damage and provide Landlord with a certificate a testing to the condition of the Demised Premises and the Demised Premises the certificate of the Architect shall bind the parties as to:

(g) The percentage of replacement cost of the Demised Premises or Demised Premises damaged or destroyed: and

(h) Whether or not Demised Premises cannot be used by the Tenant for a period of one hundred eight (180) days or more after the occurrence of the damage of destruction.

ARTICLE 23 - SUBORDINATION

23.1 This Lease is subject and subordination to all ground or underlying leases which may now or hereafter affect the real property of which the Demised Premises from a part and to all mortgages or deeds of trust which may now or hereafter after such leases or the real property which the Demised Premises form a part and to all renewals, modifications consolidations replacement and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by Mortgagee or Beneficiary. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord, Mortgagor or Beneficiary may request. Tenant, hereby constitutes and appoints Landlord as Tenants attorney-in fact to execute any such certificate or certificates for on behalf of Tenant.

23.2 Tenant agrees that at any time and from time to time within ten (10) days following written notice from Landlord it will execute, acknowledge and deliver to Landlord or any proposed Mortgagee, Beneficiary or purchaser, in recordable form, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modification, that the same is in full force and effect as modified and stating the modifications), that there are no defenses or offsets thereto (or stating those claimed by Tenant) and the dates to which the Minimum Guaranteed Rental and other charges have been paid, in advance, if any, and stating whether or not the Landlord is in default in the performance of any covenant, agreement, or condition contained in this Lease, and if so, specifying each such default and setting forth such other matters and information as may be reasonably required from a prospective Mortgagee, Beneficiary or purchaser of the Demised Premises it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser of the fee or any Mortgagee or Beneficiary thereof or any assignee of any mortgage or deed of trust upon the of the Demised Premises. Tenant agrees to attorn to such mortgages, deeds of trust or the purchaser at any sale. Failure by the Tenant to comply with the provisions of this Article shall make the Tenant liable for all costs and damages suffered by the Landlord as a result of said failure to act.

23.3 Within ten (10\} days after Landlord's request therefor, Tenant of this Lease shall provide Landlord's mortgagee or Landlord's proposed Mortgagee, as Landlord shall specify, periodic financial statements and other information reasonably required by Landlord in order to verify Tenants current financial condition.

ARTICLE  24 - CONDEMNATION

24.1 In the event that the whole Demised Premises shall be lawfully tendered or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of actual taking. In the event of a condemnation or taking of a substantial part of the Demised Premises so as to destroy the usefulness of the Demised Premises for the purpose for which the Demised Premises were leased, Tenant shall have the right, by delivery of notice in writing to Landlord within thirty (30) days after the vesting of title, to terminate this Lease and the term and estate hereby granted as of the date of actual taking.

24.2 If the whole of the common areas of the Demised Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding unless Landlord shall take immediate steps to provide offer parking facilities substantially equal to the previously existing ratio between the common parking areas and the Demised Premises, and such substantially equal parking facilities shall be provided by Landlord at its own expense within ninety (90) days from the date of acquisition. In the event that Landlord shall provide such other substantially equal parking facilities, then this Lease shall continue in full force and effect. In any event, Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

24.3 In the event of a partial condemnation which is not substantially enough to destroy the usefulness of the Demised Premises for the purpose for which they were leased, or in the event Tenant shall not terminate this Lease within the time above limited, Landlord shall, provided that the proceeds of the condemnation award are made available to the Landlord by any fee or leasehold mortgagee whose interest may be superior to that of the Landlord; and further provided that the condemnation does not result in a termination or cancellation of any underlying ground lease, promptly, subject to reasonable delays, restore the Demised Premises to an architectural unit as nearly like its condition prior to such taking as shall be practicable, but including hanging fixtures, furnishings, floor coverings, equipment, stock or other personality, and this Lease shall continue in full force and effect, except that, effective as of the date of actual taking, the Minimum Guaranteed Rental shall be diminished by the amount representing the part of said Minimum Guaranteed Rental applicable to that portion, if any of the Demised Premises which is so condemned or taken.

24.4 In the event of termination in any of the cases hereinabove provided, this Lease and the term and estate hereby granted shall expire as of such taking in the same manner and with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the Minimum Guaranteed Rental shall be apportioned as of such date.

24.5 In the event of any condemnation or taking mentioned herein, whether or not this Lease is term inated, Landlord shall receive the entire award in the condemnation proceeding without deduction for any estate vested by this Lease in Tenant and Tenant shall receive no part of such award. Tenant hereby assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award,

24.6 Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to be the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all cost or loss to which fixtures, leasehold improvements and equipment, as well as any award given for the unamortized value of Tenant's improvements, excluding those paid for by Landlord.

ARTICLE 25 - INDEMNIFICATION OF LANDLORD

25.1 Tenant will indemnify Landlord and Landlord's management agent and save them harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon, or at the Demised Premises, or the occupancy or use by Tenant of the Demised Premises or any part thereof or occasioned wholly or in part by any breach of this Lease by Tenant or any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Landlord and/or Landlord's management agent shall, without fault on their part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold landlord and/or Landlord's management agent harmless and shall pay all costs, expenses and reasonable attorney fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforceable the covenants and agreements in this Lease.

ARTICLE 26 - REAL ESTATE BROKER

28.1 Commissions. Tenant represents and warrants that there are no claims for brokerage commission or finders fees in connection with the execution of this Lease. Tenant agrees to indemnify Landlord against and hold Landlord harmless from all liabilities arising from any other claims (including, without limitation, the cost of legal fees and court costs in connection therewith).

ARTICILE 27 - RENOVATION

27.1 Renovation. Tenant understands and agrees that Landlord may, at any time or from time to time during the term of this Lease, perform substantial renovation work in and to the Demised Premises or the common areas thereof (which work may include, but need not !be limited to, the repair or replacement of the Demised Premises' exterior facade, exterior window glass and doors, sidewalks, parking lots, landscaping, signs or mechanical systems), any of which work may require access to the same from within the Demised Premises or disruption of the common areas of the Demised Premises.

27.2  Tenant agrees that:

 (a) Landlord shall have access to the Demised Promises at all reasonable times, upon reasonable notice, for the purpose of performing such work, and;

 (b) Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Minimum Guaranteed Rental or other charges on the account of any noise, vibration, or other disturbance to Tenant's business at the Demised Premises (provided that Tenant and Tenant's customers are not denied access to said Demised Premises which shall arise out of such access to the Demised Premises by Landlord or by the performance by Landlord of the aforesaid renovations to the Demised Premises.

 (c) Landlord shall use reasonable efforts (which shall not include any obligation to employ labor at overtime rates) to avoid disruption of Tenant's business during such entry in the Demised Premises or the renovation off the Demised Premises

 (d) It is expressly understood and agreed by and between Landlord and Tenant that if Tenant shall commence any action or proceeding seeking injunctive, declaratory, or monetary relief in connection with the rights reserved to Landlord under this provision, or if Landlord shall commence any action or proceeding to obtain access to the Demised Premises or to the building of which the Demises Premises is a part in accordance with this provision, and if Landlord shall prevail in any such action, then Tenant shall pay to Landlord including any amounts paid or payable by Landlord to contractors, architects, lenders, etc. caused by the delays incurred by Landlord due to Tenant's action.

ARTICLE 28 - DEFAULT

28.1 The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant: (i) Any failure by Tenant to pay the Minimum Guaranteed Rental or any other monetary sums required to be paid hereunder when due; (ii) The abandonment or vacation of the Demised Premises or failure to conduct business on the

Demised Premises for seven (7) consecutive business days; (iii) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the appointment of a trustee or receiver to take possession of, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Demised Premises or of Tenant's interest in this Lease; (iv) If Tenant shall default with respect to any other lease or other agreement between it and Landlord; v) If this Lease or any interest therein shall by operation of law dissolve upon or pass to any person or persons other than Tenant; (vi) Any failure by Tenant to fully observe and perform any other provision, covenant or requirement of this Lease to be observed or performed by Tenant at the time when such performance is due.

28.2 Tenant hereby grants to Landlord a consensual lien on all property owned by Tenant which may hereafter at any time be placed in or on the Demised Premises, for the payment of all Minimum Guaranteed Rental and any other sums payable hereunder.

28.3 In the event of any default or breach by Tenant, Landlord may, at any time thereafter; (i) Maintain this Lease in full force and effect and recover the Minimum Guaranteed Rental and other monetary charges as they become due, with or without terminating this Lease, while attempting to relet the Demised Premises on any basis on which Landlord may in its discretion determine; (ii) Initiate an action to recover possession and all sums in default; (iii) Reenter the Demised Premises and terminate Tenant's right to possession with or without notice or judicial proceeding, in which case Tenant shall immediately surrender possession of the Demised Premises to Landlord; (iv) Pursue any other remedy available at law or in equity. Effective upon any such re-entry, Landlord shall have the right without liability to change or alter locks on all doors of the Demised Premises and exclude Tenant therefrom and, in its discretion, remove all property located therein. In the event of such removal, such property may be stored in a public warehouse or elsewhere at the cost of the Tenant. No such re-entry or execution of any other remedy by Landlord shall constitute a termination of this Lease unless Landlord notifies Tenant in writing of such termination. Notwithstanding that Landlord fails to elect to terminate this Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of any previously uncured default by Tenant.

28.4 Regardless of any re-entry termination, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenants default, including, without limitation thereof any and all unpaid sums existing at any time, plus the amount by which the charges which would be due under this Lease until the end of the term exceed the amount of Minimum Guaranteed Rental and other charges for the Demised Premises which has actually been received for the entire period, any other costs incurred by Landlord including the installation of improvements for tenant or any replacement Tenant and any leasing or rental commissions paid on account of this Lease or any subsequent lease made during the period which was to be the term hereof, any attorney's fees and costs. Any sums received as rent by Landlord in excess of the charges hereunder shall belong to Landlord.

28.5 Tenant shall remain responsible for the payment of Minimum Guaranteed Rental and all other charges until the end of the term hereof subject only to the actual receipt of rent by Landlord from any subsequent tenant in file Demised Premises during the period which was to be the term hereof and in the event that rent is not received by Landlord for that entire period, either because of the execution of a lease for a shorter term or a default or abandonment by any subsequent tenant or any other reason, then Tenant shall remain responsible for the payment of Minimum Guaranteed Rental and all other charges provided hereunder this Lease to Landlord.

ARTICLE 29 - SIGNS

29.l   Prior to the Commencement Date, Tenant shall install and maintain sign(s), advertising Tenant's business or products sold in the Demised Promises, provided that the Tenant obtains the necessary permits from proper governmental authorities for the erection and maintenance of said sign(s), and the prior written approval and consent of the Landlord as to size, type, design and location of the sign(s) on fascia of the building over the Demised Premises, which approval will not be unreasonably withheld. Signs installed by Tenant shall be non-audible and non-flashing.

29.2 Tenant shall not be permitted to erect, install, or place any temporary or permanent signs in the common areas of the Demised Premises including on the sidewalk, landscaped areas, parking lot, etc. or use any vehicle parked in or adjacent to the Demised Premises which in Landlord's reasonable opinion acts as an advertisement for or to hold a sign advertising Tenants business.

ARTICLE 30 - FORCE MAJEURE

30.1 In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrections, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of such delay. The provisions of this Article shall not excuse Tenant from the prompt payment of Minimum Guaranteed Rental, Percentage Rental, additional rent, or any other payments required by file terms of this Lease.

ARTICLE  31 - RUBBISH REMOVAL

31.1 The Tenant shall keep the Demised Premises clean, both inside and outside, and its own expense and will remove the ashes, garbage, excelsior, straw, and other refuse from said Demised Premises. The Tenant shall not burn any materials or rubbish of any description upon said Demised Premises. Tenant agrees to keep all accumulated rubbish in covered containers and to have same removed regularly, and to store the same in those areas of the Demised Premises designated by Landlord from time to time for the storage of rubbish awaiting collection.

31.2 If no such area is designated by the Landlord, then to store said rubbish awaiting collection within the interior of the Demised Premises. In the event the Tenant fails to keep the Demised Premises and other portions therefor described in the proper condition, the Landlord may cause the same to be done for the Tenant and the Tenant hereby agrees to pay the expenses thereof on demand, as additional rent. Landlord shall have the rig ht to contract for rubbish removal and tenant agrees to pay its share of said rubbish removal as Landlord may reasonably apportion as additional rent. Landlord shall have the right to have Tenant impound on a monthly basis Landlord's reasonable estimate of Tenants share of the cost of rubbish removal as provided for in Article 41 of this Lease.

31.3 Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders and regulations of all state, county, federal, municipal governments, departments, commissions and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Landlord. Such separate receptacles may, at Landlord's option, be removed from the Demised Premises in accordance with a collection schedule prescribed by law.

31.4 Landlord reserves the right to refuses to collect or accept from Tenant any waste products, garbage, refuse or trash that is not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense using a contractor satisfactorily to Landlord. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Landlord or Tenant by reason of Tenants failure to comply with the provisions of this Article, and, at Tenant's sole cost and expense, Tenant shall indemnify, defend and hold Landlord and Landlord's agents and employees harmless (including legal fees and expenses) hem and against all actions, claims, and suits arising hem such noncompliance, utilizing counsel reasonably satisfactory to Landlord.

ARTICLE 32  - Hazardous Materials.

32.1 Hazardous Waste Laws. "Hazardous Waste Laws" means any and all federal, state or local laws, Ordinances, Rules, decrees, orders, regulations or court decisions (including the so-called "common law") relating to hazardous substances, hazardous materials, hazardous waste, toxic substances, environmental conditions on, under or about the Demised Premises, or soil and ground water conditions, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLAII") as amended, 42 U..S.C. 9601, et seq., the Resource Conversation and Recovery Act ("RCRA"), 42 U.S.C. 6901, et. seq., the Hazardous Materials Transportation Act, 49 U.S.C. I 801, any amendments to the foregoing, and any similar federal, state or local laws, ordinances, rules, decrees, orders or regulations.

32.2 Hazardous Materials. "Hazardous Materials" means any chemical, compound, material substance or other matter that: (i) is a flammable explosive, asbestos radioactive material, nuclear medicine material, drug, vaccine, bacteria, virus, hazardous waste, toxic substance, or related injurious or potentially hazardous material, whether injurious or potentially injurious by itself or in combination with other materials; (ii) is controlled, designated in or governed by any Hazardous Materials Law: (iii) gives rise to any reposing, notice or publication requirements under any Hazardous Materials Law; or (iv) gives rise to any liability, responsibility or duty on the part of the Tenant or Landlord with respect to any third person under any Hazardous Materials Law.

32.3 Use.   Term shall not allow any Hazardous Material to be used,
generated, released, stored or disposed of on under or about, or transposed from the Demised Premises unless (i) such use is specifically disclosed to and approved by Landlord in writing prior to such use; and (ii) such use is conducted in compliance with the provisions of this Article. Landlord may withhold approval if Landlord determines that such proposed use involves a material risk of a release or discharge of Hazardous Materials or a violation of any Hazardous Waste Laws or that Tenant has not provided reasonable assurances of its ability to remedy such a violation and fulfill its obligations under this Article.

32.4 Compliance With Laws. Tenant shall strictly comply with, and shall maintain the Demised Premises in compliance with all Hazardous Waste Laws. Tenant shall obtain and maintain in full force and effect all permits, licenses, and governmental approvals required for Tenants operations on the Demised Premises under any Hazardous Waste Laws and shall comply with all terms and conditions thereof. At Landlord's request, Tenant shall deliver copies of or allow Landlord to inspect, all such permits, licenses and approvals. Tenant shall perform any monitoring, investigation, clean-up, removal and other remedial work (collectively, "Remedial Work") required as a result of any release or discharge of Hazardous Materials affecting the Demised Premises or any violation of Hazardous Waste Laws by Tenant or assignee of sublessee of Tenant or their respective agents, contractors, employees, licensees or invitees. Landlord shall have the right to intervene in any government action or proceeding involving any Remedial Work, and to approval performance of the work, in order to protect Landlord's interests.

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


32.5 Compliance With Insurance Requirements. Tenant shall comply with the requirements of Landlord's and Tenant's insurers regarding Hazardous Materials and with such insurer recommendations based upon prudent industry practices regarding management of Hazardous Materials.

32.6 Notice: Reporting. Tenant shall notify Landlord, in writing, within five (5) days after any of the following: (a) a release or discharge of any Hazardous Material, whether or not the release or discharge is in quantities that would otherwise be reportable to a public agency: (b) Tenants receipt of any order or a governmental agency requiring any Remedial Work pursuant to any Hazardous Waste Laws; (c) Tenants receipt of any warning, notice of inspection, notice of violation the alleged violation, or Tenant's receipt of notice or knowledge of any proceeding, investigation of enforcement action, pursuant to any Hazardous Waste Laws; or (d) Tenant's receipt of notice or knowledge of any claims made or threatened by any third party against Tenant or the Demised Premises relating to any loss or injury resulting from Hazardous Materials. Tenant shall deliver to Landlord copies of all test results, reports and business or management plans required to be filed with any governmental agency pursuant to any Hazardous Waste Laws.

32.7 Termination: Expiration. Upon termination or expiration of this Lease, Tenant shall remove any equipment, improvements or storage facilities utilized in connection with any Hazardous Materials and shall clean up, detoxify, repair and otherwise restore the Demised Premises to a condition free of Hazardous Materials.

32.8 Indemnity. Tenant shall protect, indemnity, defend and hold Landlord harmless from and against any and all claims, costs, expenses, suits, judgments, actions, investigations, proceedings and liabilities arising out of or in connection with any breach of any provisions of this Article or directly or indirectly arising out of the use, generation, storage, release, disposal or transportation of Hazardous Materials by Tenant, or any sublessee or assignee of Tenant or their respective agents, contractors, employees, licensees or invitees, on, under or about the Demised Premises during the Lease term of Tenant's occupancy of the Demised Premises including, but not limited to, all foreseeable and unforeseeable consequential damages and the cost of any remedial work. Neither the consent by Landlord to the use, generation, storage, release, disposal or transportation of Hazardous Materials nor the strict compliance with all Hazardous Materials Laws shall excuse Tenant from Tenant's indemnification obligations pursuant to his Article. The foregoing indemnity shall be in addition to and not a limitation of the indemnification provisions provided in this Lease. Tenant's obligations pursuant to this Article shall survive the termination or expiration of this Lease.

32.9 Assignment: Subletting If Landlord's consent is required for an assignment of this Lease or a sublease of the Demised Premises, Landlord shall have the right to refuse such

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


consent if the possibility of a release of Hazardous Materials is materially increased as a result of the assignment or sublease or if Landlord does not receive reasonable assurances that the new tenant has the experience and the financial ability to remedy a violation of Hazardous Materials and fulfill its obligations under this Article.

32.10 Entry and Inspecting: Cure. Landlord, and its agents, employees and contractors, shall have the right, but not the obligation, to enter the Demised Promises at all reasonable times to inspect the Demised Premises and Tenants compliance with the terms and conditions of this Article, or to conduct investigations and tests. No prior notice to Tenant shall be required in the event of an emergency, or if Landlord has reasonable cause to believe that violations of this Article have occurred, or if Tenant consents at the time of entry. In all other cases, Landlord shall give at least forty-eight (48) hours' prior notice to Tenant. Landlord shall have the right, but not the obligation, to remedy any violation by Tenant of the provisions of this Article pursuant to Article 16(c) of this Lease or to perform any Remedial Work which is necessary or appropriate as a result of' any governmental order, investigation or proceeding. The Tenant shall pay, upon demand, all costs incurred by Landlord in remedying such violations or performing all remedial work, plus interest thereon at the rate of eighteen (18%) percent per annum from the date of demand until the date received by Landlord.

32.11 Default. The release or discharge of any Hazardous Materials or the violation of a ny Hazardous Waste Law shall be a material event of default by Tenant under this Lease. Ill addition to or in lieu of the remedies available under this Lease as a result of such default, Landlord shall have the right, without terminating this Lease, to require Tenant to suspend its operations and activities on the Demised Premises until Landlord is satisfied that appropriate Remedial Work has been or is being adequately performed; and Landlord's election of this remedy shall not constitute a waiver of Landlord's right thereafter to declare a default and pursue other remedies set forth in this Lease.

ARTICLE   33 - GENERAL CONDITIONS

33.1 This Lease shall be subject to the following general conditions:

 (a) Performance.   If the Tenant shall default in the performance of any
     covenant or condition in the Lease required to be performed by the Tenant, the Landlord may perform such covenant or condition for the account and at the expense of the Tenant. If the Landlord shall incur any expenses, including reasonable attorney's costs, in instituting, prosecuting or defending any action or proceeding, instituted by reason of any default of the Tenant, the Tenant shall reimburse the Landlord for the amount of such expense as additional rent. The provision of this paragraph shall survive the termination of this Lease.

 (b) Additions. Landlord hereby reserves the right to make alterations or additions to and to build additional stories on the building in which the Demised Premises are contained and to build adjoining to same. Landlord also reserves the right to construct other buildings or improvements in the Demised Premises from time to time and to make alterations thereof or additions thereto and to build additional stories on any such or buildings and to build adjoining same.

 (c) Excavation. If any excavation shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the Demised Premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord for diminution or abatement of Minimum Guaranteed Rental or other charges payable hereunder.

 (d) Waiver.   No delay or omission in the exercise of any right or remedy of
     Landlord on any default by Tenant shall imply such a right or remedy to be construed as a waiver. The receipt and acceptance by Landlord of a delinquent payment of Minimum Guaranteed Rental or any amount payable by Tenant to Landlord shall not constitute a waiver of any other default; it shall only constitute only a waiver of the timely payment for the particular amount involved. No act or conduct of Landlord, including, without limitation, acceptance of the keys of the Demised Premises, shall constitute an acceptance or the surrender of the Demised Premises by Tenant before the expiration of the term of this Lease. Only a notice from Landlord to Tenant shall constitute acceptance or the surrender of the Demised Premises. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval any subsequent act by Tenant. Any waiver by Landlord or default by Tenant must be in writing and shall not be a waiver of any other default concerning the same or of any provision of this Lease.

 (e) Accord and Satisfaction.   No payment by Tenant or receipt by Landlord
     of an amount less than the amount owed by Tenant shall be deemed to be other than on account of' the earliest stipulated amount due, nor shall any endorsement or statement on any check or letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord shall accept such check or payments without prejudice to Landlord's right to recover the balance of the amount due or to pursue any other remedy provided for in this Lease.

 (f) Rights of Redemption. Tenant hereby expressly waives any and all rights or redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

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


 (g) Successors in Interest. All rights and liabilities here in given to or imposed upon the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, permitted successors and assigns of the said parties, and if there shall be more than one Tenant they shall all be bound jointly and severally by the terms, covenants and agreements herein.

 (h) "For Lease" Signs.   Landlord may card the Demised Premises "For Lease"
     or "For Rent" sixty (60) days before the termination of' this Lease. Said sign shall be placed in a prominent place in Tenant's window, as selected by Landlord, and the sign shall be Landlord's or Landlord's agents leasing sign. Landlord may enter the Demised Premises at reasonable hours to exhibit same to prospective purchasers or tenants.

 (i) Arbitration. In cases which this Lease provided for the settlement of a dispute or question by arbitration, the same shall be settled by arbitration before three (3) arbitrators (unless the Landlord shall agree to one (1) arbitrator) designated by the American Arbitration Association and in accordance with the rules of such association. The expenses or arbitration proceedings conducted hereunder shall be borne equally by the parties.

 (j) Union Labor Tenant agrees that whenever it is necessary to avoid a strike, boycott or other work stoppage in or about the Demised Premises that it will employ union labor for the purpose of making alterations, additions, or improvements on or about the Demised Premises.

 (k) Compliance with Laws. Tenant agrees, at its own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Demised Premises. Tenant's failure to comply with any such requirements shall constitute a default under this Lease.

 (l) Soliciting Business.   Tenant and Tenant's employees and agents shall
     not solicit business in the parking lot or other common areas, nor shall Tenant distribute any handbills or other advertising matter in or on vehicles parking in the Demised Premises.

 (m) Governing Laws. This Lease shall be governed by the laws of the State of Arizona.

 (o) Permits and Licenses. Tenant shall obtain and maintain in effect during the term of this Lease all permits and licenses necessary for the operation of Tenant's business as herein provided.

 (p) Rules and Regulations. Tenant shall comply with all rules and regulations for the use and occupancy of the Demised Premises as Landlord, in its sole discretion, from time to time promulgates for the best interest of the Demised Premises. Landlord shall have no liability for violation by any other tenant of the Demised Premises of any rules or regulations nor shall such violation or the waiver thereof excuse Tenant from compliance.

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


 (q) Personal Property Taxes. Tenant shall be responsible for and shall pay before delinquency all municipal, county, state or federal taxes assessed during the term of this Lease against any leasehold interest or property of any kind owned by or placed in, upon or about the Demised Premises by Tenant.

 (r) Obstructing Common Areas. Tenant shall neither encumber nor obstruct the sidewalks adjoining said Demised Premises or allow the same to be obstructed or encumbered in any manner and Tenant shall keep said sidewalks free of rubbish and dirt. The Tenant shall not place or cause to be placed any merchandise, vending machines, signs or anything on the sidewalk or exterior of the Demised Premises without prior written consent of the Landlord.

 (s) Animals and Pets. Tenant shall not house, keep, feed or allow any pets or animals in, at, or around the Demised Premises and Tenant shall be responsible to remove any waste from the Demised Premises and the Demised Premises which were caused by any animals or pets which were brought to the Demised Premises by Tenant, its employees, customers or invitees.

 (t) Addendums. Should this Lease contain any Addendum(s) and should there be a conflict between the terns and conditions of this Lease and any Addendum(s) attached hereto and made a part hereof the terms and conditions contained in the Addendum(s) shall prevail.

 (u) Deliveries. Tenant shall use its best efforts to complete, or cause to be completed, all deliveries, loading, unloading and services to the Demised Premises prior to 10:00 a.m. of each day. Tenant shall attempt to take all deliveries through Tenant's rear door, if one is provided in the Demised Premises and shall further attempt to prevent any delivery vehicles servicing the Demised Premises from parking or standing in front of or at the rear of the Demised Premises from 10:00 a.m. and 9:00 p.m. of each day. Landlord reserves the right to regulate further the activities of Tenant with regard to deliveries and servicing of the Demised Premises and Tenant agrees to abide by such nondiscriminatory regulations of Landlord.

 (v) Financial Statement. Upon Landlord's request Tenant shall promptly furnish Landlord, from time to time, financial statements reflecting Tenant's or Tenant's financial condition. This request shall be limited to no more than twice per year.

ARTICLE 34 - NOTICES

34.1 All notices under this Lease must be in writing and:

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


 (a) Any notice by Tenant to Landlord Certified or Registered Mail, Return addressed to Landlord presently must be personally served or sent by Receipt Requested, postage prepaid,

 (b) Any notice by Landlord to Tenant must be personally served or sent by Certified or Registered Mail, Return Receipt Requested, postage prepaid, addressed to Tenant as follows:

Any notices given or delivered by other means shall not be effective.

34.2 Either Landlord or Tenant may designate, by similar written notice to the other party, any other address for such purposes. All notices shall be deemed delivered When deposited into the United States Mail or, if delivered in person, notices shall be deemed delivered on the date of delivery.

ARTICLE 35 - RECORDATION OF LEASE

35.1 Landlord, in order to protect the benefits of this Lease, may whenever necessary, record this Lease and abstracts and memorandums thereof, whether required or permitted by law, in whatever states or jurisdiction in which the same is recordable, at the Landlord's sole cost and expense (including, but not limited to, the recording toes, taxes and all other costs and expenses or recordation).

ARTICLE 36 - VALIDITY OF LEASE

36.1 This Lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties. In any term or provision of this Lease, or the application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

36.2 It is understood and agreed by the parties hereto that this Lease contains all of the covenants, agreements, terms, provisions and conditions relating to the leasing of the Demised Premises, and that the Landlord or Landlord's leasing or management agents have not made and are not making, and the Tenant in executing and delivering this Lease is not relying upon any warranties, representations, promises or statements except to the extent that the same may expressly be set forth in this Lease.

36.3 The submission of this Lease for examination does not constitute a reservation of or an option for the Demised Premises, and this Lease shall become effective as a lease only upon the execution of this Lease by Landlord and Tenant and delivery of the Lease.

36.4 If Tenant is a corporation or a partnership, Tenant represents and warrants that it is duly formed, existing and in good standing under the laws of the State of Arizona that it has full power and authority to execute and fully perform its obligations under this Lease pursuant to its governing instruments without the need for further action, and that the person(s) executing this Lease on behalf of Tenant are the duly designated agents of Tenant and are authorized to do so. Prior to execution of this Lease, Tenant shall supply Landlord with such evidence as Landlord may request regarding the authority of Tenant to enter into this Lease.

Article 37 - SURRENDER OF LEASE

37.1 The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger, and shall, at the option of Landlord, terminate all of any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subleases or subtenancies.


ARTICLE 38 - CAPTIONS AND SECTION

38.1 The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a manner of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease not in any way after this Lease.

ARTICLE 39 - IMPOUNDS

39.1 Landlord can adjust the monthly impound at the end of each accounting period on the basis of Landlord's reasonable increases in estimated costs for the following accounting period. A accounting period shall be a three months (a quarter of year), except that the first accounting period shall commence on the Commencement date and the last accounting period shall end on the date this Lease expires or terminates.

39.2 Landlord shall endeavor to furnish to Tenant a statement showing the actual costs for the impounded expenses, Tenant's share of these costs and the impound payments made by Tenant during the accounting period within ninety (90) days after the end of the accounting period.

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


39.3 If Tenants share of the actual costs exceeds the impound payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after Tenant's receipt of the statement. If Tenant's impound payments made during the accounting period exceed Tenant's share of the costs, Landlord shall pay to Tenant the excess at the time Landlord furnishes the statement to Tenant or, at Landlord's option, apply such excess to other amounts owed by Tenant to Landlord hereunder or towards the next year's impounds and notify Tenant of such application.

IN WITNESS WHEREOF, the parties herewith have set their hands and seals the day and year first above written on this Lease.

LANDLORD:                   TENANT


/s/ Rick Jesky              /s/ Rick Jesky
--------------------       ----------------------
By: Rick Jesky             By:  Oleramma, Inc.
                           Its:  President

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